Exhibit 10.6

Agreement for Courseware Royalty-Free Use

This Agreement for Courseware Royalty-Free Use (“the Agreement”) is made and entered into this 1st day of August, 2004 in Beijing, the People’s Republic of China (“China”) by and between the Parties as shown below.

PARTIES:

Party A:	Beijing Champion Science and Technology Co. Ltd, a limited liability company duly organized and existing under the laws of the People’s Republic of China (hereinafter called “Party A”)

Registered Office: Room 106 and 215, Block A, Kemao Building, No. 2 Qinghua East Road, Haidian District, Beijing

Legal Representative: Zhu Zhengdong

Facsimile: +86 – 10 – 6239 6392

Party B:	Beijing Champion Distance Education Technology Co., Ltd., a wholly foreign owned enterprise duly registered under the laws of the People’s Republic of China (hereinafter called “Party B”)

Registered Office: Room A-211, Kemao Building, China Agricultural University, No. 2 Qinghua East Road, Haidian District, Beijing

Legal Representative: Zhu Zhengdong

Facsimile: +86 – 10 – 8238 6679

WHEREAS

1.	Party A lawfully owns the distance education and training courseware as listed in Appendix I attached hereto, and has the complete copyright and exclusive use right;

2.	Party A agrees, as from August 1, 2004, Party B to use such distance education and training courseware on royalty-free basis as the Terms and Conditions set forth herein;

NOW, THEREFORE, the Parties hereto, with the purpose to define the respective rights and obligations of the each Party and for the royalty-free use of such education and training courseware, agree as follows, through friendly negotiation.

Clause I Representation and Warranty

Each Party represents and warrants that:

1.1	He is a company duly organized and registered and effectively existing in accordance with the laws of the People’s Republic of China, and has the power and authority as necessary to (i) possess, lease and operate his properties, and operate the business as carried on his Business License and Articles of Association; and (ii) enter into, deliver and perform the Agreement.

1.2	He has taken all necessary corporate actions, and obtained all consents, approvals, authorizations and permits (unless otherwise specified herein) as necessary to enter into and perform this Agreement, so as to allow him to enter into and perform this Agreement. If the other Party has power to enter into and perform this Agreement, and this Agreement is enforceable at the terms and conditions herein to such Party, this Agreement constitutes lawful, valid and binding forces upon the obligations placed on him by the terms and conditions herein. Meanwhile, the execution, delivery and performance of this Agreement do not violate (i) his Articles of Association; (ii) his obligations under any other agreement; or (iii) any law currently in force in China.

Clause II Loyalty-Free Use of Courseware

2.1	Party A hereby agrees to grant Party B an exclusive right to use the distance education and training courseware owned by Party A (see Appendix I hereto for details). Party B does no need to pay any expense to Party A for using above distance education and training courseware.

2.2	The distance education and training courseware, on which Party A agrees Party B to use on a royalty-free basis, shall be used by Party B only. Party B, without the written consent given by Party A, shall not authorize, license or submit such courseware to any third party, nor by any means publish, distribute or use such courseware and the contents thereof for any other purposes than the distance education and training.

2.3	Party B warrants that his personnel will use above distance education and training courseware only in a reasonable manner. In the event that Party B and his personnel, on purpose or out of fault, cause any damage to such courseware and the rights vested in thereof, Party B shall immediately cease such damages, and shall compensate Party A for all losses suffered by Party A.

Clause III Validity and Termination of Agreement

3.1	This Agreement shall come into full force immediately upon the signature of authorized representatives of the Parties hereto, and shall remain valid and in force during the operating and existing period of Party B. During foregoing period if any circumstance as listed out under Sub-clause 3.2 hereof occurs, this Agreement shall be terminated.

3.2	This Agreement shall be terminated if:

(1)	The Parties agree to terminate the Agreement through a written agreement;

(2)	Party B violates or breaches this Agreement or any representation and warranty under this Agreement, and fails to correct his fault doings within thirty (30) days upon receiving a written notice from Party A; if so, this Agreement shall be terminated at the expiry of such thirty-day period; or

(3)	The other Party goes into bankruptcy or becomes the subject for liquidation and dissolution, winds up or is judged insolvency by court or other competent authorities.

Clause IV Force Majeure

4.1	If either Party fails to perform or delays to perform his obligation under this Agreement due to Force Majeure, such Party shall be released from any default liability.

4.2	The terms of “Force Majeure” hereof means:

(1)	Earthquake, Act of God, fire disaster and other calamities;

(2)	War and political convulsion;

(3)	Law changes or the failure of the Parties to continue the Agreement by reasons of compulsory regulation and requirement issued by governmental bodies; and

(4)	Other event which is not attributable to either Party, and can not be reasonably foreseen, avoided and overcome at the execution moment of this Agreement.

4.3	Upon the occurrence of any event of Force Majeure, the Party affected by Force Majeure, if possible, shall within five (5) working days inform the other party of the circumstance; otherwise, the affected Party shall compensate all losses so suffered by the other Party, if any.

4.4	The Party affected by Force Majeure shall, if possible, use his best endeavors and take all actions as necessary for remedy, so as to minimize the losses and prejudices resulting from Force Majeure. The Party, who has been affected by Force Majeure, upon the elimination of Force Majeure, shall endeavors to resume the fulfillment of his obligations under this Agreement.

Clause V Governing Law and Dispute Resolution

5.1.	This Agreement shall be governed and construed in accordance with the law of the People’s Republic of China.

5.2	If there is any dispute arising out of, or in connection with the Agreement, the Parties hereto shall first seek for amicable settlement. If no agreement can be reached within sixty (60) days upon the occurrence of the dispute, either Party may refer the pending dispute to the People’s Court having competent jurisdiction.

Clause VI Notices

6.1	Any notice or other communications as specified hereof or which shall be sent to the other Party in accordance with the Agreement, must be addressed to the places as shown in the front of the Agreement or as per the facsimile number, by the means of mail, special person delivery (including express mail) or facsimile.

Clause VII Miscellaneous

7.1	This Agreement is the sole agreement reached between the Parties for the subject of the Agreement, replacing all agreements reached previously for the subject of the Agreement. Without the written consent of the Parties, this Agreement shall not be modified or amended in any way.

7.2	Without the written consent given by the other Party, neither Party shall assign any rights and interests enjoyed under the Agreement or any liability and obligation placed hereof.

7.3	The representation and warranty made by the Parties hereof shall remain valid upon the termination of the Agreement (unless otherwise expressively agreed between the Parties).

7.4	This Agreement is made in Chinese. If there is any discrepancy or inconsistency between the Chinese version of the Agreement and any other language version, the Chinese version shall prevail.

7.5	This Agreement is made in two (2) copies, one (1) copy for each Party, having equal legal force.

EXECUTION PAGE

[NO TEXT IN THIS PAGE]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first hereinabove written.

For and on Behalf of

Party A: Beijing Champion Science and Technology Co., Ltd.

Authorized Representative (signature):

For and on Behalf of

Party B: Beijing Champion Distance Education Technology Co., Ltd.

Authorized Representative (signature):

Appendix I: Royalty-Free Use Courseware for the Distance Education and Training

1. Coursewares in www.chinaacc.com

(1)	Courseware for the Enterprise Accounting System Course, accountant continuous education, 2000/Teachers: Feng Shuping, Di Kai, Zhu Hailin, Ying Wei, Lu Jianqiao and Hao Jinxing

(2)	Courseware for the Enterprise Accounting Criterion Course, accountant continuous education, 2000/Teachers:Liu Yuting,Chen Yugui,Lu Jianqiao,Zhu Hailin,Liu Guangzhong,Hao Jinxing,Ying Wei, Chen Tiyong

(3)	Courseware for the Accounting, Certified Public Accountant, 2001/Teacher: Lu Jing

(4)	Courseware for the Audit, Certified Public Accountant, 2001/Teacher: Yang Wenping

(5)	Courseware for the Taxation Law, Certified Public Accountant, 2001/Teacher: Wang Qingwen

(6)	Courseware for the Economic Law, Certified Public Accountant, 2001/Teacher: You Wenli

(7)	Courseware for the Financial Cost Management, Certified Public Accountant, 2001/Teacher: He Zheng

(8)	Courseware for the Application of Anyi 2000 Financial Processing System, 2001/Teacher: www.chinaacc.com

(9)	Courseware for the QBASIC Programming Language, National Computer Rank Examination (grade II), 2001/Teacher: Hong Kuiyuan

(10)	Courseware for the FOXBASE Programming, National Computer Rank Examination (grade II), 2001/Teacher: Zheng Xiaoling

(11)	Courseware for the Basis of Economic Law, elementary class, Junior Accountant, 2002/Teacher: Guo Shoujie

(12)	Courseware for the Basis of Economic Law, reinforcement class, Junior Accountant, 2002/Teacher: Yin Shaoping

(13)	Courseware for the Basis of Economic Law, summary class, Junior Accountant, 2002/Teacher: Song Kui

(14)	Courseware for the Junior Accounting Practices, elementary class, Junior Accountant, 2002/Teacher: Yang Wenping

(15)	Courseware for the Junior Accounting Practices, reinforcement class, Junior Accountant, 2002/Teacher: Guo Jianhua

(16)	Courseware for the Junior Accounting Practices, summary class, Junior Accountant, 2002/Teacher: Xu Jingchang

(17)	Courseware for the Economic Law (first package), elementary class, Middle Grade Accountant, 2002/Teacher: Guo Shoujie

(18)	Courseware for the Economic Law (second package) ,elementary class, Middle Grade Accountant, 2002/Teacher: Zhu Daqi

(19)	Courseware for the Economic Law, reinforcement class, Middle Grade Accountant, 2002/Teacher: Zhu Daqi

(20)	Courseware for the Economic Law, summary class, Middle Grade Accountant, 2002/Teacher: Song Biao

(21)	Courseware for the Financial Management (first package), elementary class, Middle Grade Accountant, 2002/Teacher: Yan Huahong

(22)	Courseware for the Financial Management (second package), elementary class, Middle Grade Accountant, 2002/Teacher: Sun Maozhu and Xu Jingchang

(23)	Courseware for the Financial Management, reinforcement class, Middle Grade Accountant, 2002/Teacher: Sun Maozhu

(24)	Courseware for the Financial Management, summary class, Middle Grade Accountant, 2002/Teacher:Xie Guirong

(25)	Courseware for the Middle Grade Accounting Practices I (first package), elementary class, Middle Grade Accountant, 2002/Teacher: Zhang Zhifeng

(26)	Courseware for the Middle Grade Accounting Practices I (second package), elementary class, Middle Grade Accountant, 2002/Teacher: Xu Jingchang

(27)	Courseware for the Middle Grade Accounting Practices I, reinforcement class, Middle Grade Accountant, 2002/Teacher: Xu Jingchang

(28)	Courseware for the Middle Grade Accounting Practices I, summary class, Middle Grade Accountant, 2002/Teacher: Xu Jingchang

(29)	Courseware for the Middle Grade Accounting Practices II (first package), elementary class, Middle Grade Accountant, 2002/Teacher: Zhang Zhifeng

(30)	Courseware for the Middle Grade Accounting Practices II (second package), elementary class, Middle Grade Accountant, 2002/Teacher: Xu Jingchang

(31)	Courseware for the Middle Grade Accounting Practices II, reinforcement class, Middle Grade Accountant, 2002/Teacher: Xu Jingchang

(32)	Courseware for the Middle Grade Accounting Practices II, summary class, Middle Grade Accountant, 2002/Teacher: Xu Jingchang

(33)	Courseware for the Accounting, elementary class, Certified Public Accountant, 2002/Teacher: Zhang Zhifeng

(34)	Courseware for the Accounting, reinforcement class, Certified Public Accountant, 2002/Teacher: Zhang Zhifeng

(35)	Courseware for the Accounting, summary class, Certified Public Accountant, 2002/Teacher: Zhang Zhifeng

(36)	Courseware for the Audit, elementary class, Certified Public Accountant, 2002/Teacher: Yang Wenping

(37)	Courseware for the Audit, reinforcement class, Certified Public Accountant, 2002/Teacher: Yang Wenping

(38)	Courseware for the Audit, summary class, Certified Public Accountant, 2002/Teacher: Yang Wenping

(39)	Courseware for the Taxation Law, elementary class, Certified Public Accountant, 2002/Teacher: Li Wen

(40)	Courseware for the Taxation Law, reinforcement class, Certified Public Accountant, 2002/Teacher: Ye Qing

(41)	Courseware for the Taxation Law, summary class, Certified Public Accountant, 2002/Teacher: Ye Qing

(42)	Courseware for the Economic Law, elementary class, Certified Public Accountant, 2002/Teacher: Guo Shoujie

(43)	Courseware for the Economic Law, reinforcement class, Certified Public Accountant, 2002/Teacher: Guo Shoujie

(44)	Courseware for the Economic Law, summary class, Certified Public Accountant, 2002/Teacher: Guo Shoujie

(45)	Courseware for the Financial Cost Management, elementary class, Certified Public Accountant, 2002/Teacher: Yan Huahong

(46)	Courseware for the Financial Cost Management, reinforcement class, Certified Public Accountant, 2002/Teacher: Yan Huahong

(47)	Courseware for the Financial Cost Management, summary class, Certified Public Accountant, 2002/Teacher: Yan Huahong

(48)	Courseware for the Accounting Professional Ethics, accountant continuous education, 2003/Teachers:Chen Shenghua

(49)	Courseware for the Internal Control Criteria, accountant continuous education, 2003/Teachers:Yang Wenping

(50)	Courseware for the Financial & Economic Law, Tianjing Accountant Qualification, 2003/Teacher: Zou Liyu

(51)	Courseware for Fundamental Knowledge of Accounting, Tianjing Accountant Qualification, 2003/Teacher:Yin Jie

(52)	Courseware for the Accounting Practices, Tianjing Accountant Qualification, 2003/Teacher: Luo Jing

(59)	Courseware for the Basis of Economic Law, elementary class, Junior Accountant, 2003/Teacher: Guo Shoujie

(53)	Courseware for the Basis of Economic Law, reinforcement class, Junior Accountant, 2003/Teacher: Guo Shoujie

(54)	Courseware for the Basis of Economic Law, summary class, Junior Accountant, 2003/Teacher: Guo Shoujie

(55)	Courseware for the Junior Accounting Practices, elementary class, Junior Accountant, 2003/Teacher: Yang Wenping

(56)	Courseware for the Junior Accounting Practices, reinforcement class, Junior Accountant, 2003/Teacher: Yang Wenping

(57)	Courseware for the Junior Accounting Practices, summary class, Junior Accountant, 2003/Teacher: Yang Wenping

(59)	Courseware for the Economic Law, elementary class, Middle Grade Accountant, 2003/Teacher:Guo Shoujie

(58)	Courseware for the Economic Law, reinforcement class, Middle Grade Accountant, 2003/Teacher:Guo Shoujie

(59)	Courseware for the Economic Law, summary class, Middle Grade Accountant, 2003/Teacher:Guo Shoujie

(60)	Courseware for the Financial Management, elementary class, Middle Grade Accountant, 2003/Teacher: Yan Huahong

(61)	Courseware for the Financial Management, reinforcement class, Middle Grade Accountant, 2003/Teacher: Yan Huahong

(62)	Courseware for the Financial Management, summary class, Middle Grade Accountant, 2003/Teacher: Yan Huahong

(63)	Courseware for the Middle Grade Accounting Practices I, elementary class, Middle Grade Accountant, 2003/Teacher: Yang Wenping

(64)	Courseware for the Middle Grade Accounting Practices I, reinforcement class, Middle Grade Accountant, 2003/Teacher: Yang Wenping

(65)	Courseware for the Middle Grade Accounting Practices I, summary class, Middle Grade Accountant, 2003/Teacher: Yang Wenping

(66)	Courseware for the Middle Grade Accounting Practices II, elementary class, Middle Grade Accountant, 2003/Teacher: Zhang Zhifeng

(67)	Courseware for the Middle Grade Accounting Practices II, reinforcement class, Middle Grade Accountant, 2003/Teacher: Zhang Zhifeng

(68)	Courseware for the Middle Grade Accounting Practices II, summary class, Middle Grade Accountant, 2003/Teacher: Zhang Zhifeng

(69)	Courseware for the Accounting, elementary class, Certified Public Accountant, 2003/Teacher: Zhang Zhifeng

(70)	Courseware for the Accounting, reinforcement class, Certified Public Accountant, 2003/Teacher: Zhang Zhifeng

(71)	Courseware for the Accounting, summary class, Certified Public Accountant, 2003/Teacher: Zhang Zhifeng

(72)	Courseware for the Auditing, elementary class, Certified Public Accountant, 2003/Teacher: Yang Wenping

(73)	Courseware for the Auditing, reinforcement class, Certified Public Accountant, 2003/Teacher: Yang Wenping

(74)	Courseware for the Auditing, summary class, Certified Public Accountant, 2003/Teacher: Yang Wenping

(75)	Courseware for the Taxation Law, elementary class, Certified Public Accountant, 2003/Teacher: Li Wen

(76)	Courseware for the Taxation Law, reinforcement class, Certified Public Accountant, 2003/Teacher: Ye Qing

(77)	Courseware for the Taxation Law, summayr class, Certified Public Accountant, 2003/Teacher: Ye Qing

(78)	Courseware for the Economic Law, elementary class, Certified Public Accountant, 2003/Teacher: Guo Shoujie

(79)	Courseware for the Economic Law, reinforcement class, Certified Public Accountant, 2003/Teacher: Guo Shoujie

(80)	Courseware for the Economic Law, summary class, Certified Public Accountant, 2003/Teacher: Guo Shoujie

(81)	Courseware for the Financial Cost Management, elementary class, Certified Public Accountant, 2003/Teacher: Yan Huahong

(82)	Courseware for the Financial Cost Management, reinforcement class, Certified Public Accountant, 2003/Teacher: Yan Huahong

(83)	Courseware for the Financial Cost Management, summary class, Certified Public Accountant, 2003/Teacher: Yan Huahong

(84)	Courseware for the Taxation Law I, elementary class, Certified Tax Agent, 2003/Teacher: Ye Qing

(85)	Courseware for the Taxation Law I, summary class, Certified Tax Agent, 2003/Teacher: Ye Qing

(86)	Courseware for the Taxation Law II, elementary class, Certified Tax Agent, 2003/Teacher: Ye Qing

(87)	Courseware for the Taxation Law II, summary class, Certified Tax Agent, 2003/Teacher: Ye Qing

(88)	Courseware for the Financing and Auditing, elementary class, Certified Tax Agent, 2003/Teacher: Yan Huahong, Zhang Zhifeng

(89)	Courseware for the Financing and Auditing, summary class, Certified Tax Agent, 2003/Teacher: Yan Huahong, Zhang Zhifeng

(90)	Courseware for the Laws Applicable to Taxation, elementary class, Certified Tax Agent, 2003/Teacher: Li Sa, Gan Gongren

(91)	Courseware for the Laws Applicable to Taxation, summary class, Certified Tax Agent, 2003/Teacher: Li Sa

(92)	Courseware for the Practice of Tax Agent, elementary class, Certified Tax Agent, 2003/Teacher: Zhao Shan

(93)	Courseware for the Practice of Tax Agent, summary class, Certified Tax Agent, 2003/Teacher: Zhao Shan

(94)	Courseware for the Financial Accounting, reinforcement class, Certified Public Valuer, 2003/Teacher: Yan Huahong, Zhang Zhifeng

(95)	Courseware for the Financial Accounting, summary class, Certified Public Valuer, 2003/Teacher: Yan Huahong, Zhang Zhifeng

(96)	Courseware for the Economic Law, reinforcement class, Certified Public Valuer, 2003/Teacher: Guo Shoujie

(97)	Courseware for the Economic Law, summary class, Certified Public Valuer, 2003/Teacher: Guo Shoujie

(98)	Courseware for the Assets Evaluation, reinforcement class, Certified Public Valuer, 2003/Teacher: Qiao Zhimin

(99)	Courseware for the Assets Evaluation, summary class, Certified Public Valuer, 2003/Teacher: Qiao Zhimin

(100)	Courseware for the Fundamentals for Electromechanical Equipment Evaluation, reinforcement class, Certified Public Valuer, 2003/Teacher: Tian Zhuyou

(101)	Courseware for the Fundamentals for Electromechanical Equipment Evaluation, summary class, Certified Public Valuer, 2003/Teacher: Tian Zhuyou

(102)	Courseware for the Fundamentals of Construction Works Evaluating, reinforcement class, Certified Public Valuer, 2003/Teacher: Zhang Yuxiang

(103)	Courseware for the Fundamentals of Construction Works Evaluating, summary class, Certified Public Valuer, 2003/Teacher: Zhang Yuxiang

(104)	Courseware for the Basis of Economic Law, elementary class, Junior Accountant, 2004/Teacher: Guo Shoujie

(105)	Courseware for the Basis of Economic Law, reinforcement class, Junior Accountant, 2004/Teacher: Guo Shoujie

(106)	Courseware for the Basis of Economic Law, summary class, Junior Accountant, 2004/Teacher: Guo Shoujie

(107)	Courseware for the Junior Accounting Practices, elementary class, Junior Accountant, 2004/Teacher: Yang Wenping

(108)	Courseware for the Junior Accounting Practices, reinforcement class, Junior Accountant, 2004/Teacher: Yang Wenping

(109)	Courseware for the Junior Accounting Practices, summary class, Junior Accountant, 2004/Teacher: Yang Wenping

(110)	Courseware for the Economic Law, elementary class, Middle Grade Accountant, 2004/Teacher: Guo Shoujie

(111)	Courseware for the Economic Law, reinforcement class, Middle Grade Accountant, 2004/Teacher: Guo Shoujie

(112)	Courseware for the Economic Law, summary class, Middle Grade Accountant, 2004/Teacher: Guo Shoujie

(113)	Courseware for the Financial Management, elementary class, Middle Grade Accountant, 2004/Teacher: Yan Huahong

(114)	Courseware for the Financial Management, reinforcement class, Middle Grade Accountant, 2004/Teacher: Yan Huahong

(115)	Courseware for the Financial Management, summary class, Middle Grade Accountant, 2004/Teacher: Yan Huahong

(116)	Courseware for the Middle Grade Accounting Practices I, elementary class, Middle Grade Accountant, 2004/Teacher: Yang Wenping

(117)	Courseware for the Middle Grade Accounting Practices I, reinforcement class, Middle Grade Accountant, 2004/Teacher: Yang Wenping

(118)	Courseware for the Middle Grade Accounting Practices I, summary class, Middle Grade Accountant, 2004/Teacher: Yang Wenping

(119)	Courseware for the Middle Grade Accounting Practices II, elementary class, Middle Grade Accountant, 2004/Teacher: Zhang Zhifeng

(120)	Courseware for the Middle Grade Accounting Practices II, reinforcement class, Middle Grade Accountant, 2004/Teacher: Zhang Zhifeng

(121)	Courseware for the Middle Grade Accounting Practices II, summary class, Middle Grade Accountant, 2004/Teacher: Zhang Zhifeng

(122)	Courseware for the Accounting, elementary class, Certified Public Accountant, 2004/Teacher: Zhang Zhifeng

(123)	Courseware for the Auditing, elementary class, Certified Public Accountant, 2004/Teacher: Yang Wenping

(124)	Courseware for the Taxation Law, elementary class, Certified Public Accountant, 2004/Teacher: Ye Qing

(125)	Courseware for the Economic Law, elementary class, Certified Public Accountant, 2004/Teacher: Guo Shoujie

(126)	Courseware for the Financial Cost Management, elementary class, Certified Public Accountant, 2004/Teacher: Yan Huahong

(127)	Courseware for the Taxation Law I, elementary class, Certified Tax Agent, 2004/Teacher: Ye Qing

(128)	Courseware for the Taxation Law I, summary class, Certified Tax Agent, 2004/Teacher: Ye Qing

(129)	Courseware for the Taxation Law II, elementary class, Certified Tax Agent, 2004/Teacher: Ye Qing

(130)	Courseware for the Taxation Law II, summary class, Certified Tax Agent, 2004/Teacher: Ye Qing

(131)	Courseware for the Finance and Accounting, elementary class, Certified Tax Agent, 2004/Teacher: Yan HUahong, Zhang Zhifeng

(132)	Courseware for the Finance and Accounting, summary class, Certified Tax Agent, 2004/Teacher: Yan Huahong, Zhang Zhifeng

(133)	Courseware for the Laws Applicable to Taxation, elementary class, Certified Tax Agent, 2004/Teacher: Li Sa and Gan Gongren

(134)	Courseware for the Laws Applicable to Taxation, summary class, Certified Tax Agent, 2004/Teacher: Li Sa

(135)	Courseware for the Practice of Tax Agent, elementary class, Certified Tax Agent, 2004/Teacher: Zhao Shan

(136)	Courseware for the Practice of Tax Agent, summary class, Certified Tax Agent, 2004/Teacher: Zhao Shan

(137)	Courseware for the Financial Accounting, elementary class, Assets Valuer, 2004/Teacher: Yan Huahong, Zhang Zhifeng

(138)	Courseware for the Economic Law, elementary class, Assets Valuer, 2004/Teacher: Guo Shoujie

(139)	Courseware for the Assets Evaluation, elementary class, Assets Valuer, 2004/Teacher: Zhao Lun

(140)	Courseware for the Fundamentals for Electromechanical Equipment Evaluation, elementary class, Assets Valuer, 2004/Teacher: Guo Ying

(141)	Courseware for the Fundamentals of Construction Works Evaluating, elementary class, Assets Valuer, 2004/Teacher: Liu Liguo,Lu Ruli

(142)	Courseware for the Financial & Economic Law, Hebei Accountant Qualification, elementary class, 2004/Teacher: Qi Zhilan

(143)	Courseware for the Fundamental Knowledge of Accounting, Hebei Accountant Qualification, elementary class, 2004/Teacher: Wu Zhenshuang

(144)	Courseware for the Accounting Practices, Hebei and Tianjin Accountant Qualification, elementary class, 2004/Teacher: Tian Shuying

(145)	Courseware for the Financial & Economic Law, Beijing Accountant Qualification, 2004/Teacher: Qi Zhilan

(146)	Courseware for the Fundamental Knowledge of Accounting, Beijing Accountant Qualification, 2004/Teacher: Wu Zhenshuang

(147)	Courseware for the Accounting Practices, Beijing Accountant Qualification, elementary class, 2004/Teacher: Tian Shuying

(148)	Courseware for the Junior Accounting Computerization, Beijing Accountant Qualification, 2004/Teacher: Wang Gang

(149)	Courseware for the Advanced Mathematics I, Accounting Self-study Examination for Higher Education, 2004/Teacher: Zhao Jin

(150)	Courseware for the Fundamental Accounting, Accounting Self-study Examination for Higher Education, 2004/Teacher: Zhu Xiaoping

(151)	Courseware for the Intermediate Financial Accounting, Accounting Self-study Examination for Higher Education, 2004/Teacher: Xu Hong

(152)	Courseware for the Advanced Mathematics II, Accounting Self-study Examination for Higher Education, 2004/Teacher: Zhao Jin

(153)	Courseware for the Theory and Practice of Finance, Accounting Self-study Examination for Higher Education, 2004/Teacher: Li Shiyin

Coursewares in chinalawedu.com

(1)	Courseware for the Jurisprudence, reinforcement class, National Judicial Examination, 2003/Teacher: Zhou Wangsheng

(2)	Courseware for the Jurisprudence, summary class, National Judicial Examination, 2003/Teacher: Zhou Wangsheng

(3)	Courseware for the History of Chinese Legal System, reinforcement class, National Judicial Examination, 2003/Teacher: Wang Xingguo

(4)	Courseware for the History of Chinese Legal System, summary class, National Judicial Examination, 2003/Teacher: Wang Xingguo

(5)	Courseware for the History of Foreign Legal System, reinforcement class, National Judicial Examination, 2003/Teacher: Li Li

(6)	Courseware for the History of Foreign Legal System, summary class, National Judicial Examination, 2003/Teacher: Li Li

(7)	Courseware for the Constitution, reinforcement class, National Judicial Examination, 2003/Teacher: Jiao Hongchang

(8)	Courseware for the Constitution, summary class, National Judicial Examination, 2003/Teacher: Jiao Hongchang

(9)	Courseware for the Economic Law, reinforcement class, National Judicial Examination, 2003/Teacher: Wu Jingming, Wei Jingmiao

(10)	Courseware for the Economic Law, summary class, National Judicial Examination, 2003/Teacher: Wu Jingming, Wei Jingmiao

(11)	Courseware for the International Law, reinforcement class, National Judicial Examination, 2003/Teacher: Liang Shuying

(12)	Courseware for the International Law, summary class, National Judicial Examination, 2003/Teacher: Liang Shuying

(13)	Courseware for the International Private Law, reinforcement class, National Judicial Examination, 2003/Teacher: Du Xinli

(14)	Courseware for the International Private Law, summary class, National Judicial Examination, 2003/Teacher: Du Xinli

(15)	Courseware for the International Economic Law, reinforcement class, National Judicial Examination, 2003/Teacher: Du Xinli

(16)	Courseware for the International Economic Law, summary class, National Judicial Examination, 2003/Teacher: Du Xinli

(17)	Courseware for the Legal Ethnics, reinforcement class, National Judicial Examination, 2003/Teacher: Li Bensen

(18)	Courseware for the Legal Ethnics, summary class, National Judicial Examination, 2003/Teacher: Li Bensen

(19)	Courseware for the Criminal Law, reinforcement class, National Judicial Examination, 2003/Teacher: Ruan Qilin

(20)	Courseware for the Criminal Law, summary class, National Judicial Examination, 2003/Teacher: Ruan Qilin

(21)	Courseware for the Criminal Procedure Law, reinforcement class, National Judicial Examination, 2003/Teacher: Liu Mei

(22)	Courseware for the Criminal Procedure Law, summary class, National Judicial Examination, 2003/Teacher: Liu Mei

(23)	Courseware for the Administrative Law and Procedure Law of Administration, reinforcement class, National Judicial Examination, 2003/Teacher: Zhang Shuyi

(24)	Courseware for the Administrative Law and Procedure Law of Administration, summary class, National Judicial Examination, 2003/Teacher: Zhang Shuyi

(25)	Courseware for the Civil Law, reinforcement class, National Judicial Examination, 2003/Teacher: Li Renyu

(26)	Courseware for the Civil Law, summary class, National Judicial Examination, 2003/Teacher: Li Renyu

(27)	Courseware for the Contract Law, reinforcement class, National Judicial Examination, 2003/Teacher: Yao Huanqing

(28)	Courseware for the Contract Law, summary class, National Judicial Examination, 2003/Teacher: Yao Huanqing

(29)	Courseware for the Law of Intellectual Property Right, reinforcement class, National Judicial Examination, 2003/Teacher: Zhang Jin

(30)	Courseware for the Law of Intellectual Property Right, summary class, National Judicial Examination, 2003/Teacher: Zhang Jin

(31)	Courseware for the Commercial Law, reinforcement class, National Judicial Examination, 2003/Teacher: Wu Jingming , Wei Jingmiao

(32)	Courseware for the Commercial Law, summary class, National Judicial Examination, 2003/Teacher: Wu Jingming , Wei Jingmiao

(33)	Courseware for the Civil Procedure Law and Arbitration Rules, reinforcement class, National Judicial Examination, 2003/Teacher: Chang Ying

(34)	Courseware for the Civil Procedure Law and Arbitration Rules, summary class, National Judicial Examination, 2003/Teacher: Chang Ying